Exhibit 99.1

FREQUENTLY Asked Questions

Q: Who is First Place?

A: First Place is a community bank, headquartered in

Warren, Ohio that has been in business for over 100

years. They have $2.6 billion in assets with 28 full-service branches and 15 loan offices stretching from Northeast

Ohio to Southeast Michigan. First Place Bank offers

products and services that big commercial banks offer

with the convenience and personal service of a community

bank and with local decision-making.

Q: When will this partnership take place?

A: The merger will take several months to complete

pending required regulatory and shareholder

approvals and satisfaction of closing conditions.

Throughout this time, there will be no disruption

of the dedicated personal service to which you

are accustomed.

Q: Can I continue to bank at the same locations?

A: Yes, you can continue banking at the same locations

with the same convenient hours and friendly people.

Future branch expansion within our targeted market

areas is being planned.

Q: Will my account number remain the same?

A: Yes, your account number will remain the same. In the

rare circumstance that we need to change your account

number, you will be notified and we will handle this

transition at no cost to you.

Q: Can I continue to use my current checks?

A: Yes, you may continue to use your current checks.

Q: Can I continue to use my current

ATM/Debit card?

A: Yes, you will be able to use your current ATM/Debit

card and same personal identification number (PIN).

Q: Will my direct deposit and automatic

transfer services continue as before?

A: Yes, direct deposit and automatic payments such as

payroll, social security or utility bills will continue without interruption, as will automatic transfers between accounts.

Q: What if I have additional questions?

A: We want you to be as informed and as comfortable

with the transition as possible. If you have any questions,

our Branch Service Managers and staff are available

to assist you. For shareholder questions, please call

Pat Lyons at (440)323-7451 Ext. 214.

This document does not constitute an offer of

securities by either Northern Savings or First Place

Financial Corp. (First Place). In connection with the

proposed transaction for First Place to acquire

Northern, a registration statement on Form S-4

(“Registration Statement”) will be filed by First Place

with the U.S. Securities and Exchange Commission

(“SEC”) and by Northern Savings with the Office of

Thrift Supervision (“OTS”) , which will contain a proxy

statement / prospectus to be distributed to Northern

Savings shareholders in connection with their

approval of the acquisition of Northern Savings.

We urge investors to read the Registration Statement

when it becomes available, and any other relevant

documents filed with the SEC or OTS, as well as any

amendments or supplements, because they will contain

important information about the proposed acquisition.

The Registration Statement, which includes the

prospectus/proxy statement, and other documents

filed or to be filed by First Place with the SEC will

be available free of charge at the SEC’s website

(www.sec.gov). Documents filed with the SEC by

First Place can also be obtained free of charge from

First Place by contacting Paul S. Musgrove, Chief

Financial Officer, First Place Financial Corp, Inc.,

(330) 373-1221. Documents filed by Northern Savings

with the OTS will be available free of charge from

Northern Savings by contacting Neal Hubbard,

President and Chief Executive Officer, Northern

Savings, (440) 323-7451 or the OTS Reading Room,

1700 G Street NW, Washington, D.C. 20552.

COMING

together

for our CUSTOMERS

and our COMMUNITY

Northern Savings and First Place

Bank are joining together to give

you banking that’s better and

more convenient. What makes this

a great partnership is the fact that

we are very similar. Both are true

“community” banks, committed

to working with every customer

to meet their financial needs and

developing strong relationships.

What This Partnership Means

to You and Lorain County:

BIG BANK SERVICES,

SMALL TOWN ROOTS

With our combined capabilities, we

have a unique ability to provide the

kind of first-rate, leading-edge services

and products that you would expect

from “big-banks.” Yet we have never

lost sight of the hometown background

that is our cornerstone. We recognize

and understand the critical importance

of developing and maintaining customer

relationships. That has always been our

key to success and it always will be.

LOCAL FACES,

LOCAL DECISIONS

As this merger is completed, you

will continue to do business with

our friendly staff and receive the

high level of personal service you

have come to expect from Northern

Savings. Local management will

continue to drive the decision

making process.

COMMUNITY COMMITMENT

As your local neighborhood bank,

Northern Savings has always known

that the most important investment

we can make is in the communities

we serve. This is exactly why First

Place Community Foundation will

be dedicating one million dollars

to fund community programs within

neighborhoods served by Northern

Savings when this merger is

completed. Northern Savings’

current Board Members will assist

in directing these funds.

EXPANDED

BANKING Services

This combination of Northern Savings

and First Place is good news for you

and all our customers. You will be able

to take advantage of an expanded

range of traditional and innovative

services to meet your financial needs.

PERSONAL BANKING SERVICES

Expanded Deposit Products

such as No Bounce Checking,

Flex and Convertible CDs

Expanded Consumer Loans and

Residential Mortgage Products such

as Interest-Only Mortgage Loans

and Home Equity Lines of Credit

Private Banking Services

Access to Insurance and Investments

BUSINESS BANKING SERVICES

Cash Management Products

and Services

Working Capital Lines of Credit

Payroll Services

Credit Card and Merchant Services